FORUM FUNDS

                          DAILY ASSETS GOVERNMENT FUND

           SUPPLEMENT DATED JUNE 3, 2003 TO THE PROSPECTUSES FOR THE INSTITUTIONAL SHARES, INSTITUTIONAL SERVICE SHARES, AND INVESTOR SHARES
                          EACH DATED DECEMBER 31, 2002



THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Above the section captioned "PRINCIPAL RISKS OF INVESTING IN A FUND" on page 2, the following information should be added:

On June 6, 2003 the Daily Assets Government Fund will redeem its investment in the Government Portfolio and will receive its pro-rata share of the assets of that Portfolio. Thereafter, the investment adviser for the Government Portfolio will manage the Daily Assets Government Fund directly and in the same manner as the Government Portfolio.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE